  S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
PRO FORMA COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
(UNAUDITED)

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY

Index to Unaudited Pro Forma Combined Financial Statements

Pages

Introduction to Unaudited Pro Forma Combined Financial Statements	2-3

Unaudited Pro Forma Combined Balance Sheet - June 30, 2006	4

Unaudited Pro Forma Combined Statement of Operations - For the Six Months Ended June 30, 2006	5

Unaudited Pro Forma Combined Statement of Operations - For the Year Ended December 31, 2005	6

Notes to Unaudited Pro Forma Combined Financial Statements	7

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
Introduction to Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma combined financial statements are presented to illustrate the estimated effects of our acquisition of Lotus Pharmaceutical International, Inc. (“Lotus”) (the “Share Exchange Transaction”), the cancellation of shares of our common stock held by our former President, CEO and sole director and two other shareholders, and the distribution of certain assets and payment of certain liabilities on our historical financial position and our results of operations. We have derived our historical financial data for the six months ended June 30, 2006 from our unaudited financial statements contained on Form 10-QSB as filed with the Securities and Exchange Commission and our historical financial data for the year ended December 31, 2005 from our audited financial statements contained on Form 10-KSB as filed with the Securities and Exchange Commission. We have derived Lotus’s historical combined financial statements as of June 30, 2006 and for the six months ended June 30, 2006 from Liang Fang Pharmaceuticals Co. Ltd. and combined affiliate’s (“Liang Fang”) unaudited combined financial statements and Lotus’s historical combined financial statements for the year ended December 31, 2005 from Liang Fang’s audited combined financial statements contained elsewhere in this Form 8-K. On September 6, 2006, Lotus and Liang Fang entered various agreements, effectively combining the operations of Liang Fang into Lotus. Liang Fang, a Chinese limited liability company formed under laws of the People’s Republic of China on June 21, 2000, is engaged in the production, trade and retailing of pharmaceuticals. Further, Liang Fang is focused on development of innovative medicines and investing strategic growth to address various medical needs for patients worldwide. Liang Fang’s operations are based in Beijing, China. Liang Fang owns and operates several drug stores throughout Beijing, China. These drugstores sell Western and traditional Chinese drinking pieces, and medical treatment facilities. Liang Fang’s affiliate, Beijing Enzejiashi Pharmaceutical Co., Ltd. (“Enzejiashi”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on September 17, 1999. Enzejiashi is the sole manufacturer of pharmaceuticals for the Liang Fang and maintains facilities for the production of medicines, patented Chinese medicine, as well as the research and production of other new medicines.

The unaudited pro forma combined statements of operations for the six months ended June 30, 2006 assume that the Exchange Transaction, cancellation of shares, distribution of certain assets and payment of liabilities were consummated on January 1, 2006. The unaudited pro forma combined balance sheet as of June 30, 2006 assumes the Share Exchange Transaction, cancellation of shares, distribution of assets and payment of liabilities were consummated on that date. The information presented in the unaudited pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Transaction, cancellation of shares, distribution of assets and payment of liabilities occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Transaction and cancellation of shares.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us and Lotus.

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
Introduction to Unaudited Pro Forma Combined Financial Statements (continued)

Prior to September 28, 2006, we operated as a retailer of jewelry, framed art and home accessories in Rockwall, Texas. On September 6, 2006, we entered into a definitive Share Exchange Agreement to acquire Lotus Pharmaceutical International, Inc. (“Lotus”) by acquiring all of the outstanding common stock of Lotus in exchange for newly-issued stock to Lotus’ shareholders.  On September 28, 2006, Lotus became our wholly-owned subsidiary and Lotus’ shareholders own the majority of the Company’s voting stock. To accomplish the Share Exchange, we issued an aggregate of 40,041,600 shares of our common stock in exchange for all of the issued and outstanding capital stock of Lotus.  The shares were issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933, as amended, for issuances not involving a public offering.

Pursuant to the terms of the Share Exchange Agreement, Thomas Miller, the Company’s President, CEO and sole director agreed to voluntarily cancel 4,670,000 of the 5,000,000 shares of common stock that he owns and transfer 50,000 of his remaining 330,000 shares to another party; two of the Company’s other shareholders also agreed to voluntarily cancel a total of 605,000 shares of the Company’s common stock that they own.  After such cancellations, which will took place immediately prior to the closing, the Company had a total of 1,238,400 shares of common stock outstanding immediately prior to the Share Exchange.  After the Share Exchange, the Company will have 41,280,000 shares of common stock outstanding; Lotus’ shareholders will own 97% of our common stock, with the balance held by those who held shares prior to the Share Exchange. Therefore, the closing of the Share Exchange will cause a change in control.

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
June 30, 2006

	S.E. Asia Trading Company, Inc.	Lotus Pharmaceutical International, Inc. and Subsidiaries
	June 30,	June 30,		Pro Forma Adjustments			Pro Forma
	2006	2006		Dr		Cr.	Balances
ASSETS	(Unaudited)	(Unaudited)
	(See note 1)
CURRENT ASSETS:
Cash	$731	$649,314		$-	(4)	$731	649,314
Accounts receivable, net	97	2,148,046		-	(4)	97	2,148,046
Inventories	59,293	9,094,713		-	(4)	59,293	9,094,713
Other current assets	-	328,540		-		-	328,540

Total Current Assets	60,121	12,220,613		-		60,121	12,220,613

PROPERTY AND EQUIPMENT, net	12,840	5,874,705		-		12,840	5,874,705

OTHER ASSETS:
Patents, net	-	280,294		-		-	280,294
Due from related parties	-	2,519,522		-		-	2,519,522
Other	2,255	-		-	(4)	2,255	-

Total Other Assets	2,255	2,799,816		-		2,255	2,799,816

Total Assets	$75,216	$20,895,134		$-		$75,216	$20,895,134

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$65,872	$805,624	(4)	65,872		-	$805,624
Income taxes payable	-	24,915		-		-	24,915
Advanced from customers	-	106,466		-		-	106,466
Other current payables	-	73,299		-		-	73,299
Unearned revenues	-	524,473		-		-	524,473
Line of credit - related party	88,606		(4)	88,606		-	-
Due to related parties	362	1,018,230	(4)	362		-	1,018,230

Total Current Liabilities	154,840	2,553,007		154,840		-	2,553,007

LONG-TERM LIABILITIES
Notes payable - related parties	-	8,063,804		-		-	8,063,804

Total Liabilities	154,840	10,616,811		154,840		-	10,616,811

STOCKHOLDERS' EQUITY (DEFICIT):

Common stock ($.001 par value; 50,000,000 shares authorized; 6,513,400 shares issued and outstanding)	6,514	-	(2)	5,275	(1)	40,041	41,280
Additional paid-in capital	331,424	6,013,103	(1)(3)	457,603	(2)(4)	84,899	5,971,823
Retained earnings (deficit)	(417,562)	4,021,624		-	(3)	417,562	4,021,624
Other comprehensive gain - Foreign Currency	-	243,596		-		-	243,596

Total Stockholders' Equity (Deficit)	(79,624)	10,278,323		462,878		542,502	10,278,323

Total Liabilities and Stockholders' Equity (Deficit)	$75,216	$20,895,134		$617,718		$542,502	$20,895,134

See accompanying notes to unaudited pro forma consolidated financial statements.

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006

		Lotus Pharmaceutical
	S.E. Asia	International, Inc.
	Trading Company, Inc.	and Subsidiaries
	For the Six Months	For the Six Months
	Ended June 30,	Ended June 30,	Pro Forma
	2006	2006	Balances
	(Unaudited)	(Unaudited)	(Unaudited)

Revenues, net	$39,813	$15,411,801	$15,451,614

Cost of revenues	19,537	11,264,121	11,283,658

Gross Profit	20,276	4,147,680	4,167,956

Operating Expenses:
Selling expenses	-	476,746	476,746
Salaries and employee benefits	-	567,548	567,548
Research and development	-	-	-
General and administrative	131,838	669,848	801,686

Total Operating Expenses	131,838	1,714,142	1,845,980

Income (Loss) from Operations	(111,562)	2,433,538	2,321,976

Other income (expense):
Other income	-	635,881	635,881
Interest income	-	188	188
Interest expense	(1,222)	(205,253)	(206,475)

Total Other Income (Expense)	(1,222)	430,816	429,594

Income (Loss) Before Income Taxes	(112,784)	2,864,354	2,751,570

Provision for income taxes	-	-	-

Net Income (Loss)	$(112,784)	$2,864,354	$2,751,570

Net income (loss) per common share:
Basic and Diluted	$(0.02)	$73.82	$0.07

Weighted avergae shares outstanding:
Basic and Diluted	6,445,776	38,800	41,280,000

See accompanying notes to unaudited pro forma consolidated financial statements.

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

		Lotus Pharmaceutical
	S.E. Asia	International, Inc.
	Trading Company, Inc.	and Subsidiaries
	For the Year	For the Year
	Ended December 31,	Ended December 31,	Pro Forma
	2005	2005	Balances
			(Unaudited)

Revenues, net	$134,348	$17,728,421	$17,862,769

Cost of revenues	61,473	14,584,682	14,646,155

Gross Profit	72,875	3,143,739	3,216,614

Operating Expenses:
Selling expenses	-	414,361	414,361
Salaries and employee benefits	-	342,150	342,150
Research and development	-	1,759,756	1,759,756
General and administrative	224,139	630,534	854,673

Total Operating Expenses	224,139	3,146,801	3,370,940

Loss from Operations	(151,264)	(3,062)	(154,326)

Other income (expense):
Other income	-	1,836,932	1,836,932
Interest income	-	161	161
Interest expense	(3,060)	-	(3,060)

Total Other Income (Expense)	(3,060)	1,837,093	1,834,033

Income (Loss) Before Income Taxes	(154,324)	1,834,031	1,679,707

Provision for income taxes	-	2,319	2,319

Net Income (Loss)	$(154,324)	$1,831,712	$1,677,388

Net income (loss) per common share:
Basic and Diluted	$(0.02)	$47.21	$0.04

Weighted avergae shares outstanding:
Basic and Diluted	6,248,213	38,800	41,280,000

See accompanying notes to unaudited pro forma consolidated financial statements.

S.E. ASIA TRADING COMPANY, INC. AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
June 30. 2006

[1]
The Share Exchange Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, S.E. Asia Company (the legal acquirer) is considered the accounting acquiree and Lotus (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Lotus, with the assets and liabilities, and revenues and expenses, of S.E Asia being included effective from the date of consummation of the Share Exchange Transaction. S.E. Asia is deemed to be a continuation of the business of Lotus. The outstanding stock of S.E Asia prior to the Share Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.

[2]	To reflect the cancellation of shares of common stock in connection with the Share Exchange Transaction.

[3]	To recapitalize for the Share Exchange Transaction (or Reverse Merger).

[4]	To reflect the distribution of certain assets and payment of certain liabilities upon closing of the Share Exchange Transaction.

Unaudited pro forma adjustments reflect the following transaction:

1)
Additional paid in capital	40,041
Common stock, at par		40,041

To reflect the issuance of 40,041,600 shares of common stock in connection with the share exchange agreement.

2)
Common stock, at par	5,275
Additional Paid-in Capital		5,275
To reflect the cancellation of 5,275,000 shares of common stock sale in connection with the Share Exchange Transaction.

3)
Additional Paid-in Capital	417,562
Retained earnings		417,562
To recapitalize for the Share Exchange Transaction (or Reverse Merger).

4)
Accounts payable and accrued expenses	65,872
Line of credit - related party	88,606
Due to related parties	362
Cash		731
Accounts receivable		97
Inventory		59,293
Property and equipment		12,840
Other assets		2,255
Additional paid-in capital		79,624
To reflect the distribution of certain assets and payment of certain liabilities upon closing of the Share Exchange Transaction.